2020 Analyst &Operations Investor Day February 25, 2020 © 2020 Deluxe Enterprise Operations, Inc. Proprietary and Confidential.

Ed Merritt, Vice President, Corporate Finance & Treasurer MY EXPERIENCE 6 Years 2

Forward Looking Statements Comments made today regarding financial estimates, projections, and management’s intentions and expectations regarding the Company's future performance, are forward-looking in nature as defined in the Private Securities Litigation Reform Act of 1995. These comments are subject to risks and uncertainties, which could cause actual results to differ materially from those projected. Additional information about various factors that could cause actual results to differ from projections are contained in the press release that we issued today as well as in the Company's Form 10-K for the year ended December 31, 2019. The financial and statistical information that will be reviewed during this event is posted on our investor relations website at deluxe.com and was also furnished to the SEC on Form 8-K filed by the Company this morning. 3

Non-GAAP Financial Measures & Business Re-segmentation References to non-GAAP financial measures are reconciled to the comparable GAAP financial measures as part of this presentation when necessary. We announced as part of our One Deluxe strategy that we would realign the Company into four new segments in 2020. These new segments are Payments, Cloud Solutions, Promotional Solutions and Checks. This realignment was effective January 1, 2020, and today, we will present our strategy and financial projections in this new segment structure. It is important to note that the historical financials presented today in the new segment structure are unaudited. Once we finalize our re-segmentation process, we will provide fiscal years 2018 and 2019 in this new format and intend to provide the information to the SEC on Form 8K. We anticipate we will be filing this report following the release of our 2020 first quarter financial statements. As this process has not been finalized, it is possible that the re-allocation of goodwill between the new business units could result in an impairment unrelated to any changes in our business conditions. 4

Additional Information Information regarding the Company's new segment structure can be found in the Company's Current Report on Form 8-K furnished to the SEC on February 25, 2020. The reconciliation of Adjusted EBITDA for 2019 to net income can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2019. Note that the Company has not reconciled adjusted EBITDA margin outlook guidance for the first quarter of 2020, full year 2020 and 2023 to the directly comparable GAAP financial measure because the Company does not provide outlook guidance for net income or the reconciling items between net income and adjusted EBITDA. Because of the substantial uncertainty and variability surrounding certain of these forward-looking reconciling items, including asset impairment charges, restructuring, integration and other costs, and certain legal-related expenses, a reconciliation of the non-GAAP financial measure outlook guidance to the corresponding GAAP measure is not available without unreasonable effort. The probable significance of certain of these items is high and, based on historical experience, could be material. 5

Meeting Logistics 6

Please silence your cellphones 7

2020 ANALYST & INVESTOR DAY One DeluxeNeed B Barry McCarthy President & CEO 9

Barry McCarthy, President & Chief Executive Officer MY EXPERIENCE 15 months 10

Leveraging Our Incredible Assets as One Deluxe THE OLD DELUXE THE NEW DELUXE » Company of companies » Company of products » Growth exclusively from » Focus on sales-driven acquisitions growth » Acquired 50 companies » Supplement with over 7 years, none of strategic acquisitions which were integrated 11

Todays Speakers Chris Thomas Michael Reed Garry Capers Tom Riccio CHIEF REVENUE OFFICER GENERAL MANAGER, GENERAL MANAGER, GENERAL MANAGER, PAYMENTS CLOUD SOLUTIONS PROMOTIONAL SOLUTIONS Tracey Engelhardt Pete Godich Michael Mathews Keith Bush GENERAL MANAGER, SVP, CHIEF OF OPERATIONS SVP, CHIEF INFORMATION OFFICER CHIEF FINANCIAL OFFICER CHECKS 12

Agenda One Deluxe: Barry McCarthy Customer: Chris Thomas Payments: Michael Reed Cloud Solutions: Garry Capers Promotional Solutions: Tom Riccio Checks: Tracey Engelhardt Operations: Pete Godich IT: Michael Mathews Financial Overview: Keith Bush 13

Customers Build Their Businesses on Deluxe Platforms and Technology Purpose-Built to Help Our Customers Succeed 14

Deluxe is a Fintech Company with Unparalleled Scale EXISTING RELATIONSHIPS WITH NEARLY: 4,000 ~4.5M ~4M Financial Institutions SMBs Consumers $2.8T 400K 150K Annual payments volume New SMBs added each year Packages shipped each day 15

Business Lifecycle START YOUR BRAND YOUR GROW YOUR OPTIMIZE YOUR BUSINESS BUSINESS BUSINESS BUSINESS Payroll Digital Checks Forms Website & Solutions Payments Hosting Retail Data-Driven Licenses Packaging and IDs Print Marketing TM Marketing Trademark Merchant Filings Services Logo Promotional Remote Deposit Products Capture Incorporation Design Services Payments Digital Cloud Marketing Promo One Deluxe helps companies across the Checks business lifecycle 16

Four Business Segments The New Deluxe: A Company of Products Payments Cloud Solutions Promotional Solutions Checks Growth Area Growth Area Potential Growth Area Value Area Treasury Management Solutions Hosted Solutions » Business Forms » Printed Checks » Lockbox » Digital Engagement » Accessories » Other » Remote Deposit Capture » Logo Design » » Integrated Receivables » FI Profitability Reporting Advertising Specialties » Payment Acceptance » Account Switching Tools » Promotional Apparel » Incorporation Services Payroll » Retail Packaging Web Hosting Disbursements » Deluxe Strategic Sourcing » Digital Engagement » Disbursements & eChecks » Logo Design » Other » Fraud/Security Data-driven Marketing Other Estimated Market % % % Growth 10-15 5-10 Flat 4-5 decline Estimated EV/EBITDA Multiple 15x-20x 20x-40x 5x-15x 5x Sales-Driven Growth 17

Now a Company of Products » Temporarily suspended acquisitions to upgrade infrastructure and integrate previous acquisitions » Acquisitions will be part of longer- term playbook, but no longer the ONLY source of growth » Robust asset review to maximize shareholder value Expanding through sales-driven growth and large customer base 18

Path to Sales- Driven Growth » Expect to return to consistent sales-driven revenue growth in 2020 » Expect total revenue of at least $2.3 billion, net of expected declines in checks, in 2023 » Expect to maintain adjusted EBITDA margins in the low- to mid-twenties in 2023 19

The New Deluxe is Already Winning Won 3 out of the 10 Partnered with Vodafone largest deals of the India and Ingram Micro decade signed in Q4’19 Won major BPO Entered Canadian check outsourcing contracts in market with CIBC treasury management contract Made every North Successfully launched American employee of Workday and Microsoft Deluxe a shareholder Teams 20

A Compelling Investment Opportunity Fundamentally changing Leverage existing Plan to compete in four Continue our how Deluxe goes to customer base, core primary areas; commitment to returning market and operates — competencies and assets Payments; Cloud capital to shareholders “One Deluxe” strategy to accelerate sales- Solutions; Promotional driven revenue growth Solutions; and Checks External CustomersRe-invest cash flow from Promotional Solutions and Checks into Payments and Cloud Solutions growth areas 21

Strong Return On Invested Capital (ROIC) Mid-single digit Adjusted EBITDA revenue growth margins low-mid 20s 22

We Are Delivering Value Now » Eliminating silos to improve structural efficiencies » Managingg and optimizing portfolio » Capitalizing on low cost of customer acquisition » Converting millions of our annual contacts into leads Deluxe’s businesses help each other deliver greater value 23

Our Future Has Never Been Brighter » New, successful go-to-market strategy and sales team » New partnership agreements » New major BPO contracts wins » New entrance into Canadian bank market » New IT systems and tools implementations Tremendous progress in transformation journey, delivering record revenue in 2019 24

2020 ANALYST & INVESTOR DAY World-Class Sales andNeed B Marketing Chris Thomas Chief Revenue Officer 26

Chris Thomas, Chief Revenue Officer MY EXPERIENCE 219 Days

Sales and Marketing Transformation

dlx

Q32019

Decentralized sales and marketing organization

Sales leaders had never met each other

Disparate CRM tools (10+)

Siloed sales incentive plans (over 150)

Q42019

Created CRO organization

Launched Sales Excellence program

Launched Deluxe Top 10 Deal list

Developed first Deluxe consolidated pipeline

Results

Won 3 of largest top 10 deals ever

Record quarter for Average Order Value (AOV) and products per order inbound sales

Record revenue month on revenue for Shop.Deluxe.com

Q12020

First ever enterprise Sales Kick Off

Comprehensive sales incentive strategy with cross-sell goals

Sold out first enterprise Deluxe customer conference

Top deal list expanded to top 25

Results

Pipeline up 15% QTD

Another top 10 deal signed

Renewed largest check contract

29

THIS IS THE NEW DELUXE

A Culture of Selling — Everyone Sells! Everyone Sells Program Portfolio Management Agile Mindset ONE Knowledge Management Focused to Drive Service Excellence Organic Growth Demand Generation New Talent

Go-To-Market Priorities NEW CAPABILITIES THAT WILL DRIVE INCREMENTAL ORGANIC GROWTH Demand Enterprise Account Strategic Small Business Generation Management Alliances Advisory Model

Business Lifecycle START YOUR BRAND YOUR GROW YOUR OPTIMIZE YOUR BUSINESS BUSINESS BUSINESS BUSINESS Payroll Checks Forms Digital Website & Solution Payments Hosting Retail Data-Driven Licenses Packaging Print Marketing and IDs TM Marketing Trademark Merchant Filings Services Logo Promotional Remote Deposit Design Products Capture Incorporation Services Payments Digital Cloud Marketing One Deluxe helps companies across Promo the business lifecycle Checks

2020 Sales Progress New Sold Revenue $100 $80.0 $83 $67 $54.0 $50 $33 $17 $6.6 Q3 – 2019 Q4 – 2019 Q1 – 2020 Q2 – 2020 Q3 – 2020 Q4 – 2020 Target Actual New Revenue 6 months ahead of 2020 plan for new revenue sold

Expected Sales Increase 2020 $2,040 $20 $20 $10 $1,990 Factored Pipeline $2,009 ~ average annual GTM Priorities Sales Excellence decline = 5% $80 New Revenue $1,910 Sold to Date Revenue ($Millions) Revenue 2019 2020 New Revenue Sold to Date Sales Excellence GTM Priorities Factored Pipeline Revenue Range Revenue Baseline $2,000 -to- $2,040 Revenue

Summary Fantastic Sales Momentum Everyone Sells! Sales Culture is in Place Pipeline is up 15% QTD ONE Cross-Selling is Happening Now Focused to Drive Sales Strategy and Tools are in Place Organic Growth Top Talent has Arrived Growth Right Here, Right Now under One Deluxe!

2020Operations ANALYST & INVESTOR DAY Payments Michael Reed General Manager, Payments 38

Michael Reed, General Manager, Payments MY EXPERIENCE 93 Days 39

Before One Deluxe, the Payments Portfolio Was Siloed Treasury Digital Payments Payroll Fraud and Security Management Integrated Receivables eCheck Payroll Services Check Fraud Protection Remote Deposit Capture eDeposit Tracking and Onboarding Identity Theft Protection Payment Processing Print and Mail Time and Attendance New Account Screening Treasury Onboarding HR Tools Advisory Services Benefits and Administration Payment Acceptance …with a Leading Market Share 65% 100% 70 50+ of all Lockbox Transactions of Federal Reserve of the Top 100 Financial of Fortune 500 Companies Payment Exceptions Institutions 40

As an Integrated Business, We Offer Comprehensive Payment Technology Receiving Payments Security and protection Receivables as a Service (RaaS) Fraud Protection Aggregate all payments in an Identity Protection integrated hub to automate cash New Account Screening application through artificial intelligence Deluxe 1 Payments $2.8 trillion in transactions Cash Fraud prevention security protection Mgmt for Small Cash management solutions Making Faster, smarter payments Business for small businesses Payments Convert conventional payment methods Merchant Services into digital payment choice for Remote Deposit Capture businesses and consumers Payroll and Employee Lifecycle Tools $12.9 billion in digital payment volume $8.6 billion in payroll processed2 41 1 Includes processed directly in outsourced model and indirectly through partners | 2 Includes USD and CAD

Two Key Customer Focus Areas Within Payments Enterprise Customers Small Business Market Digital and analytics-based Cash management solutions services to meet receivables and for small businesses, include payables needs of enterprise incoming and outgoing customers and financial payments, along with paying institutions your employees. 42

Multiple Payment Methods Require Separate, Manual Processes to Integrate Receivables Individual payment files are Payments from different payment Separate payment files manually integrated and consolidated using sources come in separately. entered or uploaded by internal staff. additional BI tools. 77% ($88B) of receivables management expense tied in people performing manual processes

Receivables as a Service Intelligently Matches All Payment Options into a Single Dashboard Receive payments of any type from Automate cash application using Artificial Gain integrated insights and visibility any source. All payment options are Intelligence. Match remittances to open from a single portal to help make real- available for integration. receivables in sub-seconds. time business decisions. With automation and intelligent matching, the system learns how to apply payments Improving Receivables Management and Cash Application With Artificial Intelligence

<<VIDEO PLAYED HERE>>>

We Help Businesses Pay and Get Paid START YOUR BRAND YOUR GROW YOUR OPTIMIZE YOUR BUSINESS BUSINESS BUSINESS BUSINESS Payroll Digital Checks Forms Solutions Website & Payments Hosting Retail Data-Driven Licenses Packaging Print Marketing and IDs TM Marketing Trademark Merchant Filings Processing Promotional Remote Deposit Logo Capture Design Products Incorporation Services Digital Marketing

Enabling Digital Payment Platform Capabilities Digital payouts for receivers without sender disruption SENDER RECEIVER AP System Payment choice Debit Credit Check Cash Deluxe Payment Exchange AND OTHERS COMING SOON ACH RTP PayPal P2P No change to sender’s The switch that routes the payment Receiver chooses the way accounts payable process and remittance together they prefer to receive payment

Provider Payments in Health Insurance Send explanation PROVIDER HEALTH PLAN SENDER of payment (EOP) with the funds Payment choice Virtual Card ACH Check Deluxe Payment Exchange Nearly $1B 40K+ $20B 500K in 2019 payment volume Providers paid in Forecasted to facilitate in Forecasted providers paid network in 2019 2020 payment volume in network in 2020

<<VIDEO PLAYED HERE>>>

Property & Casualty Payments in Insurance P&C INSURANCE COMPANIES PAY …AND BOTH PARTIES FEEL THE PAIN CONSUMERS BY CHECK TODAY… P&C Insurance Sender: Claimant Receiver: Check payment value 2019 » Costly disbursement method » No choice on payment type $ » Low claimant (customer) » No choice on speed of 105 BILLION satisfaction access to funds » To switch would require AP changes » Many one time payments Deluxe Payment Exchange Power of payment choice backed by security, speed and functionality Source: CAQH Index, pymnts.com, internal research

<<VIDEO PLAYED HERE>>>

Key Takeaways To support sales-driven growth, we will: • Leverage the company’s assets • Implement an agile delivery model • Remain laser-focused on innovation that matters We will focus on growth and innovation in the following areas: • Receivables as a Service (RaaS) • Cash management solutions for small business • Digital payments 52

2020 ANALYST & INVESTOR DAY Cloud Solutions Garry Capers General Manager, Cloud Solutions © 2020 Deluxe Enterprise Operations, Inc. Proprietary and Confidential. 54

Garry Capers, General Manager, Cloud Solutions MY EXPERIENCE 148 Days 55

Business Lifecycle START YOUR BRAND YOUR GROW YOUR OPTIMIZE YOUR BUSINESS BUSINESS BUSINESS BUSINESS Checks & Payroll Forms Website & Solution ePayments Hosting Retail Data-Driven Licenses Packaging and IDs Marketing TM Print Trademark Marketing Merchant Filings Processing Logo Promotional Remote Deposit Products Capture Incorporation Design Services Digital Web Hosting Marketing Data & Analytics Cloud helps businesses across SaaS Solutions the business lifecycle 56

Cloud SaaS Solutions DIY and DIFM models for customers of all sizes and sophistication CUSTOMER PROFILES OFFERINGS ~$ SMBs 35B » MyCorporation Market Size* Increasing use of digital marketing; typically remain loyal to service providers » Logo / Web Design » Digital Marketing % FIs +5-10 Increasing adoption of data, » Bankers Dashboard Market Growth* analytics and tools to manage business operations *US provider revenue 57

Cloud Web Hosting Solutions Online commerce driving demand for online presence CUSTOMER PROFILES OFFERINGS ~$ SMBs 30B » Shared Hosting Services Market Size* Seeking to move to public cloud and need provider for infrastructure operations » Managed / Cloud Services » Colocation Services % Web developers and Internet +5-10 providers Market Growth* Offering greater functionality to their customers *US provider revenue 58

Cloud Data-Driven Marketing Solutions Trusted provider of full-service, omni-channel for B2B and B2C CUSTOMER PROFILES OFFERINGS ~$ FIs 19B » Datamyx Market Size* Shifting spend to digital marketing, increasing focus on B2B marketing » Deluxe Marketing Solutions Enterprises » Deluxe Performance Management % Willing to test new data sources for +5 incremental improvement Market Growth* » FMCG Direct *US provider revenue 59

Business Accelerator Concept 60

Business Accelerator Prototype 1 2 FEATURES 1. Behavioral profile of entrepreneur drives tailored experience 2. Step-by-step guidance on where to focus to build startup 3 4 3. Educational content and community 4. Artificial intelligence chatbot provides instant access to deep expertise 61

Cloud Solutions Differentiators CUSTOMERS ARE OUR CURRENCY Deluxe Powers BILLIONS of Data Events Every Month Base with more than 4.5M SMBs and 4K FIs: Attracts potential partners, source of valuable data 6M 4M Check & Transactions DATA ARE THE NEW OIL print client processed Directly observed and measured data and insights: Includes purchase history, online activity, online and offline contact info, etc. 1B 1.5M Emails sent Hosted websites DELUXE OFFERINGS GENERATE DIGITAL DATA 62

Cloud Solutions Go-To-Market Strategy SMBs OPPORTUNITY » Telesales Embed into more ecosystems through » Online / Digital which customers procure technology » Technology, Service Provider and services Channel Partners FIs & ENTERPRISES » Field Sales » Technology, Service Provider Channel Partners 63

Cloud Solutions Has Promising Opportunities For Growth Use data/insights to Grow Enhance offerings, generate new business interactions/transactions to increase stickiness value (product, targeting, enrich customer data and efficiencies) generate insights Execute with speed, Invest in sales & channel efficiency, and ownership expansion to grow mindset share of wallet, improve retention, and expand into new segments 64

Cloud Solutions Digital Data Use Case #1 Web Hosting Data (Email Marketing) RTE EXPERIENCE AUTOMATED TRIGGER-BASED MARKETING : Customer hasn’t logged in 3-month performance across 3 periods Day 6 IMPROVEMENT 40.2% Logged into Portal 18.9% 112% Don’t wait to get online! 20.9% Accessed Websites 11.5% 152% Day 14: Customer didn’t upload a logo 11.0% Published via OPB % 1.2% 814 1.0% We offer personal logos Cancelled (avg mthly) % 2.0% (47) RTE-Activated Control Group Day 60: Site traffic is low RTE increased activity and purchases, while reducing churn! Online marketing offer 65

Cloud Solutions Digital Data Use Case #2 Web Hosting Data (Email Marketing) DIGITAL IDENTITIES A 2.2M record list was sold to a B2B marketing data aggregator: » Nearly one-third of email addresses and 15% of URLs were new additions to its file » Remaining data were used to match and validate its records Digital data increases the marketable universe 66

2020 Analyst &Operations Investor Day February 25, 2020 © 2020 Deluxe Enterprise Operations, Inc. Proprietary and Confidential.

2020 Analyst &Operations Investor Day February 25, 2020 © 2020 Deluxe Enterprise Operations, Inc. Proprietary and Confidential.

2020 Analyst &Operations Investor Day February 25, 2020 © 2020 Deluxe Enterprise Operations, Inc. Proprietary and Confidential.

2020 Analyst &Operations Investor Day February 25, 2020 © 2020 Deluxe Enterprise Operations, Inc. Proprietary and Confidential.

2020 ANALYST & INVESTOR DAY Promotional Solutions Tom Riccio General Manager, Promotional Solutions © 2020 Deluxe Enterprise Operations, Inc. Proprietary and Confidential.

Tom Riccio, General Manager, Promotional Solutions MY EXPERIENCE 148 Days

Business Lifecycle START YOUR BRAND YOUR GROW YOUR OPTIMIZE YOUR BUSINESS BUSINESS BUSINESS BUSINESS Payroll Checks Forms Digital Website & Solutions Payments Hosting Retail Data-Driven Licenses Packaging and IDs Print Marketing TM Marketing Trademark Merchant Filings Services Logo Promotional Remote Deposit Products Capture Incorporation Design Services Payments Digital Cloud Marketing Promo Promotional Solutions help companies across Checks the business lifecycle

Promotional Solutions Overview Consumers: » ~$50B market; single digit growth rate » Highly competitive and fragmented 80% market Have an immediate reaction when they receive promo from companies they have » Key underlying trends of digital never heard of transformation, technology innovation, and consolidation 7 in 10 » Shift from traditional print to more digital Wish they received promotional solutions products more often » Promotional products were rated as the #1 most effective advertising channel for calling consumers to action* 72% Believe that quality of a product = reputation of a company * Source: PPAI 2019

Promotional Solutions $642M in Annual Revenue Wearables 5.6% Drinkware 6.3% Writing 6.6% Travel 35.8% Technology 8.4% Quality Broad Competitive Outstanding Fast Custom Design Mailing Products Assortment Pricing Service Turnaround Quotes Services Services

Vision Enabling Customers To Use Technology To Easily Build Their Business Brand Where We Have To Win Omni-channel retailer of products & B2B Product Distribution Best-in-Class Distribution Tech Production / Merchant Mindset GTM Enhancement Pricing Capabilities Optimization Capacity Optimization Strategic Enablers

Promotional Customer Touch Points Field Sales/ E-Commerce Inside Sales Cross Sell Distribution Will Call Mobile Experience

Positioned to Win » Enabling customers to use technology platform to build their brand identities in an easy way » Bundle solutions (physical & digital) / cross-sell managed services » Drive transition to digital solutions as Healthcare Hospitality customer needs evolve » Develop platform solutions for both enterprise (verticals / direct & 1:many) & SMBs » Optimize tech / production capacity and distribution footprint to drive growth / profitability » Expansion of vertical, one-to-many platform Real Estate Financial solutions (e.g., Deluxe Brand Center)

Deluxe Differentiation Customized Web Storefronts Personalized Reporting Supply Chain Management Easy for customers to access, personalize Deluxe’s robust analytics and user With easy-to-use configuration settings, we and order promotional & marketing engagement tools provide an intelligent can control production and warehouse materials while keeping control of brand platform to handle demand generated from locations and pick pack; and can determine Deluxe can handle any type of product our portals where orders are in the process and regardless of where it is manufactured, inventory levels at any given time procured or shipped from

Current Customer — ANNUAL SALES CAGR = 25%+ » Doubled sales in 5 years » Improved mix from 40% services / 60% product to 75% services / 25% product 2016 2017 2018 2019 2020 Mktg Printing Stationery Platform Creative SVC Product Platform & Creative Services

Key Takeaways » Opportunity to cross sell Promotional Solutions to nearly 60% of current customers » Web Storefronts & Reporting Insights are key differentiators » Investments in our strategic enablers help build a growth business » “Product-Based Sale” pivoting to “Managed Services” offering to generate recurring revenue streams

2020Operations ANALYST & INVESTOR DAY Checks Tracey Engelhardt General Manager, Checks © 2020 Deluxe Enterprise Operations, Inc. Proprietary and Confidential. 83

Tracey Engelhardt, General Manager, Checks Since 2006, has managed components of Check Business: » Call Centers » Websites 25 » Marketing Years » Sales

Sizeable Opportunity for Checks Checks are still the only universally accepted payment method besides cash 2020 REVENUE EST. CHANNEL & CUSTOMER $750MM to $760MM Financial Institutions Wholesale and Retail Distributors and Large Retailers % Sell directly to consumers and SMBs 80.8% 80.8 of all business Direct Channel payments can Sell directly to consumers be checks Source: PYMNTS/Corcentric Payables Friction 2019

Deluxe: The Trusted Check Brand, Then and Now One Deluxe renews focus 3.5M on the customer and on organic revenue growth Inbound phone calls from customers each year Deluxe invents the checkbook and founds the modern payment system 1915 2020

Checks Market Trends MARKET ASSESSMENT » 16 billion checks written per year » Deluxe market share ~40% » Checks: Integral part of financial operations of SMBs » 61% of SMBs are “very” or “extremely” satisfied with checks as payment* *Source: PYMNTS / Mastercard B2B Payments Tipping Point, Sept. 2018

Business Lifecycle START YOUR BRAND YOUR GROW YOUR OPTIMIZE YOUR BUSINESS BUSINESS BUSINESS BUSINESS Payroll Forms Digital Checks Website & Solutions Hosting Payments Retail Data-Driven Licenses Packaging and IDs Print Marketing TM Marketing Trademark Merchant Filings Services Logo Promotional Remote Deposit Products Capture Incorporation Design Services Payments Digital Cloud Marketing Promo Checks help companies across Checks the business lifecycle

The One Deluxe Difference » Trusted brand that has delivered quality product for over 100 years » Proprietary data helps FIs better serve SMBs » Optimized ordering process reduces costs for FIs while helping retain customers

New Eco- and User-Friendly Packaging “The new designed check booklet is great for keeping booklets in numerical order. They are also very handy to “I like that it is store in small places and more green than find when needed. Love it!” the plastic covers” “I love it; it’s easy to use and store”

Technology Initiatives » Partnering with Salesforce to make converting to Deluxe check printing easier for FIs » Making APIs available to clients to ensure security and ease of ordering from a mobile device » Working with FIs to transition ordering online

Integrated API and Superior Reporting Platform Deluxe’s ‘Vaya’ reporting solution (platform) is Bank XYZ user friendly and gives a great snapshot of program performance. In comparing Deluxe’s ‘Vaya’ against their major competitor’s tool, I find ‘Vaya’ delivers a greater level of detail allowing financial institutions to make ‘real- time’ program decisions that impact customer satisfaction and program profitability. — Check Industry Consultant

Checks Remain Relevant Deluxe Checks typically outperforms the market Helps customers gain efficiencies by reducing number of vendors Checks’ strong cash flow generation supports higher growth businesses and One Deluxe’s capital allocation priorities Rich pasture to cross-sell other products and services

2020Operations ANALYST & INVESTOR DAY Operations Pete Godich SVP, Chief of Operations © 2020 Deluxe Enterprise Operations, Inc. Proprietary and Confidential.

Pete Godich, SVP, Chief of Operations MY EXPERIENCE Previous roles include: » VP, Customer Care » VP, Sales & Marketing Operations » VP, Manufacturing and Supply Chain 33 » SVP, Fulfillment Years » SVP, Financial Services

Proven Record of Achieving Greater Efficiencies CUMULATIVE Savings $ in millions 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019

Customer First Process Improvement Manufacturing Client Data Operations Engineering Supply Chain Operations/ Warehousing Professional Remittance Services Processing Customer Care

Customer First Process Improvement Manufacturing Client Data Operations Customers Engineering Supply Chain Operations/ Warehousing Client Remittance Services Processing Customer Care

Business Lifecycle START YOUR BRAND YOUR GROW YOUR OPTIMIZE YOUR BUSINESS BUSINESS BUSINESS BUSINESS Payroll Checks Forms Digital Website & Solutions Payments Hosting Retail Data-Driven Licenses Packaging and IDs Print Marketing TM Marketing Trademark Merchant Filings Services Logo Promotional Remote Deposit Products Capture Incorporation Design Services Payments Digital Cloud Marketing Promo Operations support all our solutions to help Checks companies across their business lifecycle

Key Focus Areas for Operations » Technology Platforms: » Payment Processing » Contact Center » Warehouse Operations » Evaluation of real estate footprint » Service excellence program

2020Operations ANALYST & INVESTOR DAY Technology Michael Mathews SVP, Chief Information Officer © 2020 Deluxe Enterprise Operations, Inc. Proprietary and Confidential.

Michael Mathews, SVP, Chief Information Officer MY EXPERIENCE 7 Years

Deluxe: Recognized as a Trusted Company Deluxe named runner up for Twin Cities Global CIO of The Global Transformation of the Year in 2019 the Year Award in 2018

IT Serves our Customers, CRO and General Managers Innovate and Run, Protect & Transform Enable The Business Customers Deliver Commitments Integrate and with Quality Optimize

Key Takeaways » Delivering best-in-class technology to enable organic growth » Innovating and creating new solutions and services for our customers » Technology is at the core of everything we do and is instrumental to our future One Deluxe is a Fintech company

Business Lifecycle START YOUR BRAND YOUR GROW YOUR OPTIMIZE YOUR BUSINESS BUSINESS BUSINESS BUSINESS Payroll Checks Forms Digital Website & Solutions Payments Hosting Retail Data-Driven Licenses Packaging and IDs Print Marketing TM Marketing Trademark Merchant Filings Services Logo Promotional Remote Deposit Products Capture Incorporation Design Services Payments Digital Cloud Marketing Promo One Deluxe helps companies across Checks the business lifecycle

The One Deluxe Transformation 109

Enabling an Integrated Look to Drive Greater Productivity and Revenue “Collaboration “People “Execution “Financial “Data “Planning Culture Engine” Engine” Engine” Engine” Engine” Engine” Product Customer HCM ERP Enterprise Planning Communication Experience Platform Platform Platform Data Platform Platform Platform Efficiency Integration Platform Sales

Deluxe’s Proprietary Technology Solutions Handling Massive Data Volume $2.8 Trillion in transactions The Federal Reserve’s flow through Deluxe’s check reconciliation is done using Technology is at and payment platforms our adjudication software the core of everything we do and is instrumental Lockbox platform processes eCheck platform embedded in to our future 570M transactions annually, Quickbooks and OrderPro data platforms process and embedded in Salesforce App refresh 1B+ credit bureau exchange, both API enabled records each month

Key Takeaways » Delivering best-in-class technology to enable organic growth » Innovating and creating new solutions and services for our customers » Technology is at the core of everything we do and is instrumental to our future

2020 ANALYST & INVESTOR DAY Financials Keith Bush SVP, Chief Financial Officer © 2020 Deluxe Corporation. Proprietary and Confidential.

Keith Bush, SVP, Chief Financial Officer MY EXPERIENCE 3 Years 115

Record Revenue in 2019 2019 HIGHLIGHTS DEEPER DIVE » Revenue >$2.0B, all time record » Cloud Computing Arrangements » Last 120 days 3 of top 10 wins in decade » Margins and Capital Allocation » Returned $170M to shareholders; invested in transformation; and paid down debt » Delivered adjusted diluted EPS of $6.82 » Introduced new Deluxe at Dreamforce with main stage presence * Please Note: 2019 segmented financials are unaudited 116

Changes to New Day Investment Accounting — CCA NEW DAY INVESTMENTS ACCOUNTING TREATMENT Accounting Change Pre CCA CCA Adopted 1/1/2020 2019 2020E Total Costs During Implementation 30 70 Recognized as Expense 30 20 Capitalized Set-Up — 50 Ongoing Operating Expense of SaaS Platforms under New CCA Subscription 8 Amortization of Set-Up 2 Total SaaS Operating Expense 10 117

Sales-Driven, Product-Focused, Efficient Enterprise Model ADJUSTED EBITDA MARGIN 2019-2023E low to mid 20s 118

Sales-Driven, Product-Focused, Efficient Enterprise Model CAPITAL ALLOCATION 2015-2020E and Beyond Dollars in Millions 276 Capital 253 Expenditures 62 Acquisitions 46 208 214 75-100 78 70 67 70 11 2015-2017 2018 2019 2020E Beyond 2020E (Average) 119

High Revenue Businesses with Attractive Adjusted EBITDA Margins FY 2019* Revenue Adj. EBITDA Adj. EBITDA Segment ($ millions) ($ millions) Margin % DLX Total 2,009 481 23.9 Payments 270 74 27.5 Cloud 318 82 25.9 Promotional 641 100 15.6 Checks 780 399 51.2 Cost Segment % of Revenue ($ millions) Corporate 175 8.7 * Please Note: 2019 segmented financials are unaudited 120

Expect 2020 Total Revenue of $2.00 to $2.04 Billion Q1 2020E FY 2020E Revenue Adj. EBITDA Revenue Adj. EBITDA ($ millions) ($ millions) ($ millions) ($ millions) DLX Total 490 to 505 85 to 95 DLX Total 2,000 to 2,040 410 to 435 Midpoint Midpoint Revenue Adj. EBITDA Margin Revenue Adj. EBITDA Margin $500M 18% $2,020M 21% FY 2020E Revenue Adj. EBITDA Segment ($ millions) ($ millions) High-Teens Payments $316 to 322 to Low 20s Cloud $302 to 312 Low-to-Mid 20s Promotional $632 to 646 Mid-Teens Checks $750 to 760 Mid-to-High 40s 121

Expect 2023 Total Revenue of $2.3 Billion with Adjusted EBITDA Margins in Low-to-Mid 20s ADJUSTED Revenue Mix + Margin Expansion REVENUE REVENUE MIX CAGR EBITDA MARGIN Will Drive Growth: Upper- 13% 16% Mid-to-High » Projected growth in revenue across Teens to 20s Payments, Cloud, and Promotional Mid-20s 16% 15% segments (with Payments nearly Mid-Single Low-to-Mid doubling in size) Digits 20s 32% 32% » Increases in both adjusted EBITDA Low-Single Mid-to-High dollars and margin Digits Teens » Check continue to be smaller portion Contract 39% 37% of overall revenue Mid-Single Mid-40s Digits 2019* 2020E2020 2020E – 2023E 2023E Check Promotional Cloud Payments * Please Note: 2019 segmented financials are unaudited 122

Consolidate Corporate Cost Center and Implement Common Processes to Enable Efficiency and Drive Scale FY 2019* FY 2020 Guidance FY 2023E % of % % 8.5% Mid-single Revenue 8.7 7.5 MIDPOINT 9.5% digits Technology Real Estate Sourcing Efficiency to be achieved Infrastructure by eliminating redundancy and improving processes in three areas: * Please Note: 2019 segmented financials are unaudited 123

Path to Success » Each segment produces 100s of millions of dollars in revenue…with healthy margins » Payments, Cloud & Promotions to produce scalable revenue and profit expansion » Large customer base = low cost to acquire quality revenue growth » Growth segments positioned to outpace decline of checks » Change in capital allocation driving opportunity to ignite transformation and create scalable platforms » Value capture will fuel reinvestment to drive growth + margin expansion 124

New Deluxe: Positioned for Success and Already Delivering Results STRONG FINANCIAL POSITIONED FOR ALREADY DELIVERING HEALTH SUCCESS RESULTS » Attractive quarterly » Prospects in clear growth » Transformation well on its dividend markets way » Bought back $320M of » High growth businesses » Right strategy and right equity in past 2 years with financial stability and team to deliver benefits of more mature, » Self-funding our initiatives dividend-paying company » Demonstrated momentum and trajectory consistent » Paid down debt in 2019 with our commitments 125

2020 ANALYST & INVESTOR DAY OperationsOne Deluxe Barry McCarthy President and Chief Executive Officer © 2020 Deluxe Enterprise Operations, Inc. Proprietary and Confidential.

The New Deluxe: A Company of Products Payments Cloud Solutions Promotional Solutions Checks Growth Area Growth Area Potential Growth Area Value Area Treasury Management Hosted Solutions » Business Forms » Printed Checks Solutions » Digital Engagement » Accessories » Other » Lockbox » Logo Design » Remote Deposit Capture » Advertising Specialties » FI Profitability Reporting » Integrated Receivables » Account Switching Tools » Promotional Apparel » Payment Acceptance » Incorporation Services » Retail Packaging Payroll Web Hosting » Deluxe Strategic Sourcing Disbursements » Digital Engagement » Disbursements & eChecks » Other » Logo Design » Fraud/Security Data-driven Marketing Other

Business Lifecycle START YOUR BRAND YOUR GROW YOUR OPTIMIZE YOUR BUSINESS BUSINESS BUSINESS BUSINESS Checks Payroll Digital Forms Website & Solutions Payments Hosting Retail Data-Driven Licenses Packaging and IDs Print Marketing TM Marketing Trademark Merchant Filings Services Logo Promotional Remote Deposit Products Capture Incorporation Design Services Payments Digital Cloud Marketing Promo One Deluxe helps companies across Checks the business lifecycle

Deluxe’s Key Differentiators TRUSTED BRAND AND EXISTING RELATIONSHIPS UNPARALLELED REACH AND SCALE INCREDIBLE CUSTOMER BASE 4,000 ~4.5M ~4M Financial Institutions SMBs Consumers

CRO Creation and Transformation Accelerated customer education Established go-to-market strategy Built experienced sales team Implemented “Everyone Sells” program to over 6,000 employees

Payments Solutions enable customers to make payments to any payee, including employees $2.8 Trillion in transactions Simplify payor processes Give payee control over through Deluxe’s check and and reduce costs how they are paid payment platforms With automation and intelligent matching, the system learns how to apply payments

Cloud Solutions Using AI and proprietary data to offer differentiated SaaS applications CUSTOMER PROFILES OFFERINGS ~$ SMBs 35B » MyCorporation Market Size* Increasing use of digital marketing; typically remain loyal to service providers » Logo / Web Design » Digital Marketing % FIs +5-10 Increasing adoption of data, » Bankers Dashboard Market Growth* analytics and tools to manage business operations *US provider revenue

Promotional Solutions Investments in our strategic enablers help build a growth business Own the process from Deliver a best-in-class Understand our start to finish pricing experience customers Enhance our world Maximize our capacity class supply chain

Checks Retaining existing customers while transitioning to technology-based payment offerings Checks’ strong cash flow generation supports higher growth businesses and One Deluxe’s capital allocation priorities Rich pasture to cross-sell other products and services

Time is Now: Exceptional Opportunity For One Deluxe

Operations Q&A Please wait until a microphone comes to you © 2020 Deluxe Enterprise Operations, Inc. Proprietary and Confidential.

2020 Analyst &Operations Investor Day February 25, 2020 © 2020 Deluxe Enterprise Operations, Inc. Proprietary and Confidential.

2020 Analyst &Operations Investor Day February 25, 2020 © 2020 Deluxe Enterprise Operations, Inc. Proprietary and Confidential.

2020 Analyst &Operations Investor Day February 25, 2020 © 2020 Deluxe Enterprise Operations, Inc. Proprietary and Confidential.